Exhibit 10.17

FREYR AS

NOTICE OF GRANT OF STOCK OPTION

Pursuant to that certain Engagement Agreement duly executed and entered into as of the 1st day of March 2019, by and between FREYR AS, a Norwegian corporation with company registration number 920 388 620 (“Company”) and EDGE Global LLC, a Pennsylvania limited liability company with registration number 82-3080542 (“Participant”) (“Engagement Agreement”), notice is hereby given of the following option grant (the “Award”) to acquire ordinary shares in the Company:

Participant:	EDGE Global LLC

Grant Date:	May 15, 2019

Vesting Commencement Date:	May 15, 2019

Exercise Price:	Lower of a) the subscription price of the New Capital Raise as defined in the Engagement Agreement or b) pre-money valuation of 200 million NOK calculated on a fully diluted basis.

Number of Option Shares:	8,315,902 (Eight Million Three Hundred Fifteen Thousand Nine Hundred and Two) shares (the “Option Shares”)

Expiration Date:	5 years from Grant Date – May 15, 2024

Type of Option:	Nonqualified Stock Option (NQSO)

Vesting Schedule:	The Option Shares shall vest immediately.

Entire Agreement. Participant understands and agrees that the Award is granted subject to and in accordance with the terms of as set forth in the Stock Option Terms attached hereto as Exhibit A (the “Stock Option Terms”). Participant understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, or in the attached Stock Option Terms.

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IN WITNESS WHEREOF, this Notice has been delivered on May 15, 2019.

FREYR AS		PARTICIPANT

By:	/s/ Torstein Dale Sjøtveit	By:	/s/ Peter Matrai
Name:	Torstein Dale Sjøtveit	Name:	Peter Matrai
Title:	Chairman	Title:	Co-Founder and Partner
		Address:	143 South 2nd street, Philadelphia, PA, USA 19106

By:	/s/ Tore Ivar Slettemoen	By:	/s/ Tom Einar Jensen
Name:	Tore Ivar Slettemoen	Name:	Tom Einar Jensen
Title:	Co-Founder and Partner	Title:	Co-Founder and Partner

EXHIBIT A

STOCK OPTION TERMS

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